EXHIBIT 10.6

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of November 6, 2007, is made and given by each of the undersigned (collectively, the “Grantors” and individually, each a “Grantor”), in favor of WB QT, LLC, a Delaware limited liability company, as agent for the lenders (the “Lenders”) from time to time party to the Credit Agreement defined below (in such capacity, the “Secured Party”).

RECITALS

A. Each Grantor executed in favor of the Secured Party, for the benefit of the Lenders, the Security Agreement dated as of January 31, 2007 (the “Security Agreement”) pursuant to which each Grantor pledged and granted to the Secured Party, for the benefit of the Lenders, a security interest in the property described therein.

B. The Security Agreement relates to certain indebtedness incurred by Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Borrower”) pursuant to that certain Credit Agreement, dated as of January 31, 2007, among the Borrower, the Lenders, and the Secured Party, as amended by a First Amendment to Credit Agreement dated as of September 13, 2007 and by a Second Amendment to Credit Agreement dated concurrently herewith (as so amended, the “Credit Agreement”).

C. Tecstar Automotive Group, Inc. (“Tecstar”) will execute a promissory note in favor of Whitebox Advisors, L.P. in the original principal amount of $5,000,000 (the “Note”), and the Secured Party and the Grantors desire to amend the Security Agreement to secure the obligations of Tecstar under the Note.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Security Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. Amendment of Obligations. The definition of “Obligations” contained in Section 1(a) of the Security Agreement is hereby amended in its entirety to read as follows:

“Obligations” shall mean (a) all indebtedness, liabilities and obligations of each Grantor to the Secured Party or any Lender of every kind, nature or description under the Credit Agreement, including the Borrower’s obligations on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, and any other Loan Document (as defined in the Credit Agreement), (b) any and all indebtedness, liabilities and obligations of any Grantor to the Secured Party or any Lender of every kind, nature and description under any Guaranty and any other guaranty or guaranties executed and delivered by such Grantor in favor of the Secured Party, (c) all liabilities of each Grantor under this Agreement, and (d) solely with respect to Tecstar Automotive Group, Inc. (“Tecstar”), all indebtedness, liabilities and obligations of Tecstar to WB QT, LLC of every kind, nature or description including without limitation under the promissory note executed by Tecstar in favor of the Secured Party dated as of November 6, 2007 in the original principal amount of $5,000,000, including Tecstar’s obligations on any promissory note or notes issued in substitution or replacement thereof, in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

3. Effectiveness. This Amendment shall be effective as of the date first above written upon the complete execution and delivery (whether by facsimile or otherwise) thereof.

4. Affirmation of Security Agreement. The Secured Party and each Grantor each acknowledge and affirm that the Security Agreement, as amended hereby, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Security Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Security Agreement are hereby amended and shall refer to the Security Agreement as amended hereby.

5. Successors. This Amendment shall be binding upon each Grantor, the Secured Party and their respective successors and assigns, and shall inure to the benefit of each Grantor, the Secured Party and the successors and assigns of the Secured Party.

6. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WB QT, LLC, as Agent

By:	/s/ Andrew J. Redleaf
Name:	Andrew J. Redleaf
Title:	Director - CEO

TECSTAR AUTOMOTIVE GROUP, INC.

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:	/s/ W. Brian Olson
Name:	W. Brian Olson
Title:	CFO

[Signature Page to First Amendment to Security Agreement]

CLASSIC DESIGN CONCEPTS, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

PERFORMANCE CONCEPTS, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

POWERTRAIN INTEGRATION, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

REGENCY CONVERSIONS, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

[Signature Page to First Amendment to Security Agreement]

STARCRAFT AUTOMOTIVE GROUP, INC.

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

TECSTAR, L.P.

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

TECSTAR PARTNERS, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

TROY TOOLING, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

[Signature Page to First Amendment to Security Agreement]

UNIQUE PERFORMANCE CONCEPTS, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

WHEEL TO WHEEL, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

WHEEL TO WHEEL POWERTRAIN, LLC

By:	/s/ Kenneth R. Lombardo
Name:	Kenneth R. Lombardo
Title:	Secretary

S-4

[Signature Page to First Amendment to Security Agreement]